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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 25, 2000
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 15, 2000

                                   ITURF INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
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
   DELAWARE                                          0-25347                   13-3963754
(STATE OR OTHER                               (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                                              IDENTIFICATION
INCORPORATION)                                                                   NUMBER)

435 HUDSON STREET
NEW YORK, NEW YORK                                                               10014
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICERS)                                      (ZIP CODE)


                                                 (212) 741-7785
                               (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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STATEMENTS CONTAINED IN THIS DOCUMENT MAY BE FORWARD-LOOKING STATEMENTS (WITHIN
THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE
SECURITIES EXCHANGE ACT OF 1934). WHEN USED IN THIS DOCUMENT, THE WORDS
"BELIEVE," "PLAN," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO
IDENTIFY FORWARD-LOOKING STATEMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE
RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH APPLY ONLY AS OF THE DATE OF
THIS REPORT. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD
CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED IN THE
FORWARD-LOOKING STATEMENTS. SUCH RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT
LIMITED TO: FLUCTUATIONS IN CONSUMER PURCHASING PATTERNS AND ADVERTISING
SPENDING; TIMING OF, RESPONSE TO AND QUANTITY OF OUR PARENT'S CATALOG MAILINGS
AND OUR OWN ELECTRONIC MAILINGS; CHANGES IN THE GROWTH RATE OF INTERNET USAGE
AND ONLINE USER TRAFFIC LEVELS; ACTIONS OF OUR COMPETITORS; THE TIMING AND
AMOUNT OF COSTS RELATING TO THE EXPANSION OF OUR OPERATIONS AND ACQUISITIONS OF
TECHNOLOGY OR BUSINESSES AND THEIR INTEGRATION; GENERAL ECONOMIC AND MARKET
CONDITIONS; AND OTHER FACTORS OUTSIDE OUR CONTROL. THESE FACTORS, AND OTHER
FACTORS THAT APPEAR IN THIS REPORT OR IN OUR OTHER SECURITIES AND EXCHANGE
COMMISSION FILINGS, INCLUDING OUR MOST RECENT REGISTRATION STATEMENT (NO.
333-90435) ON FORM S-1, COULD AFFECT OUR ACTUAL RESULTS AND COULD CAUSE OUR
ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING
STATEMENTS MADE BY US OR ON OUR BEHALF.

Item 2. Acquisition or Disposition of Assets.

         On February 15, 2000, iTurf Inc. ("iTurf") acquired theSpark.com, Inc., a Massachusetts corporation ("Spark"). Spark was acquired pursuant to an Agreement and Plan of Merger, dated as of February 4, 2000, by and among iTurf, iTurf Caveman Acquisition Corporation, a Massachusetts corporation and wholly-owned subsidiary of iTurf ("Merger Sub"), Spark and the stockholders of Spark (the "Merger Agreement"). Pursuant to the Merger Agreement, Spark was merged with and into Merger Sub (the "Merger"), with Merger Sub as the surviving corporation, under the new name theSpark.com Inc., remaining a wholly-owned subsidiary of iTurf.

         The merger consideration consisted of 1,099,988 newly-issued shares of iTurf Class A common stock. The Merger is intended to qualify as a tax-free reorganization and will be accounted for under the purchase method of accounting

         Spark operates a community and content Web site focusing on college students and young adults. The description of the Merger Agreement, which is filed as an exhibit to this report, does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement.

         If certain performance goals related to the theSpark.com web site are met, iTurf would be obligated to issue additional shares of iTurf Class A common stock to Spark stockholders having an aggregate value of up to $13.5 million, provided, however that if the number of additional shares required to be issued exceeds 2,683,626, then only 2,683,626 shares will be issued and the balance of iTurf's obligation to the Spark stockholders shall be paid in cash. Of this additional consideration, a first portion is based on the amount of certain categories of revenues generated by or related to theSpark.com web site during the 52-week period beginning February 27, 2000 and ending February 24, 2000 and a second portion is based on the amount of certain categories of revenues generated by or related to theSpark.com web site during the 52-week period beginning February 25, 2001 and ending February 23, 2002.

         All the shares immediately issued in this transaction are subject to restrictions on resale. 329,997 may not be resold until six months after the closing of the transaction. Another 329,997 shares may not be resold until 12 months after the closing of the transaction. Another 219,997 shares may not be resold until 18 months after the closing of the transaction. The final 219,997 shares may not be resold until 24 months after the closing of the transaction. Under certain circumstances, the restriction on resale of up to 760,233 of these shares may be extended to the fourth anniversary of the closing.

         Any shares issued as a result of satisfaction of the performance goals will also be subject to restrictions on resale. Approximately 37% of the first portion of these shares may not be resold until 18 months after the closing. The remaining approximately 63% of the first portion of these shares may not be resold until 24 months after the closing. Approximately 37% of the second portion of these shares may not be resold until 30 months after the closing. The remaining approximately 63% of the second portion of these shares may not be resold until 36 months after the closing.


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (A)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                 In accordance with Instruction 4 of this Item 7, we will file financial statements required by this item on a report on Form 8-K/A as soon as practicable, but in no event later than 60 days after the date we are required to file this report on Form 8-K.

          (B)    PRO FORMA FINANCIAL INFORMATION

                 In accordance with Instruction 4 of this Item 7, we will file pro forma financial information required by this item on a report on Form 8-K/A as soon as practicable, but in no event later than 60 days after the date we are required to file this report on Form 8-K.

          (C)    EXHIBITS

                 Exhibit 2.1 Agreement and Plan of Merger dated February 4, 2000, by and among iTurf Inc., iTurf Caveman Acquisition Corporation, theSpark.com, Inc. ("Spark"), and the stockholders of Spark (the "Merger Agreement")*

* The table of contents to the Merger Agreement lists the exhibits and schedules to the Merger Agreement. In accordance with Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Merger Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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Dated: February 25, 2000            iTurf Inc.

                                    By:    /s/ Stephen I. Kahn
                                           -------------------
                                           Stephen I. Kahn
                                           Chairman of the Board, President and
                                           Chief Executive Officer
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